                                 EXHIBIT H

                         LOCK-UP/LEAK-OUT AGREEMENTS



                        LOCK-UP/LEAK-OUT AGREEMENT #2

     WHEREAS, pursuant to a Convertible Debenture Agreement between GiveMePower Inc., a wholly-owned subsidiary of TelNet World Communications, Inc. ("TWCI"), and the debenture holders identified in Schedule "A", the parties hereby agreed to a lock-up/leak-out agreement on their shares of TWCI common stock.

     THEREFORE BE IT RESOLVED, the parties hereby accept the lock-up/leak-out agreement as represented in Schedule "A".

     Dated June 6, 2001


     TELNET WORLD COMMUNICATIONS, INC.



     /s/______________________________________
     BILL WALTON, DIRECTOR, PRESIDENT & CEO



     SCHEDULE "A"

     Each party agrees that its free-trading shares will be leaked-out as specified below.

Name of Lock-up Party                        Number of Shares to be Locked Up
---------------------                        --------------------------------

     KCK Industries Ltd.                                  105,840
     Paul Snodgrass                                        38,339
     Tom & Dawn Snodgrass                                  10,650
     Tony Simon                                            10,627
     Guy Bull                                              30,807
     Robert Lake                                           10,608
     Christopher D.M. Johnston                             31,823
     Grant Edwards Enterprises Inc.                        42,517
     Douglas Lee                                           10,608
     Judy Dawson                                            8,840
     Samuel Y.H. Reed                                      10,594
     John & Irene Marcelino                                40,594
     Michele Reed                                          20,812
     Dwayne Glendinning                                    10,577
     Earland M. Dawson                                      9,497

     Peter G. Dawson                                        9,484
     William Joseph Revesz                                 10,496
     Wilfred J. Schmidt                                    17,479
     Frank Pearson                                         10,470
     Karl-H. Haus                                          10,470
     Lorne Austen                                          10,412
     Ken C. Turk                                           31,235
     Trevor Harris                                          8,634
     Romag Investments Ltd.                                10,311
     Michael Bruce                                         51,554

     Ralph Perkins                                         20,622
     701293 Alberta Ltd.                                   10,291
     Sohan Jeerh                                          214,401
     Alan & Lisa Hare                                      10,283
     Ryan Martin                                           11,299
     Grant Mayor                                           10,221
     Chris Lindberg                                        26,769
     416025 Alberta Ltd.                                  101,260
     Tracy Muir                                            20,213
     K. Fraser McConnell P.C.                               6,738
     Martin Wiehler                                        50,000
     Dymar Chemicals Limited                               20,000
     Mark A. Martens Prof. Corp.                            6,400
     Mary J. Martens                                        6,200
     Connie Cumming                                        10,000
     Kris Walterson                                        20,000
     Bo Wijesooriya                                         2,000
     Dr. Gary J. Kneier                                    40,000
     Larry Limacher                                         5,000
     Ambrose Moran                                         10,000
     Chris McCaig                                          10,000
     Stan Olthuis                                          10,000
     John R. Crawford                                      70,000
     Nelson Frederick McKiel                               70,000
     Gary F. Vasey                                         40,000
     CCSG Investments Inc.                                 20,000
     John F. Dexter                                        50,000
     Thomas A. Pool                                        50,000
     Kraig Forbes                                          30,000
     David J. Dean                                         50,000
     Madison Financial LLC                                 18,000
          TOTAL                                         1,593,625

The leak-out period shall be 24 months commencing as follows:

     - 15% to be released upon the listing of TWCI as a fully reporting, trading public company on the OTC Bulletin Board market (the "Listing Date");

     - 10% to be released upon 90 days from the Listing Date;

     - 10% to be released upon 180 days from the Listing Date;

     - 10% to be released upon 270 days from the Listing Date;

     - 10% to be released upon 360 days from the Listing Date;

     - 10% to be released upon 450 days from the Listing Date;

     - 10% to be released upon 540 days from the Listing Date;

     - 10% to be released upon 630 days from the Listing Date;

     - 15% to be released upon 720 days from the Listing Date.

TWCI management reserves the right, at their sole discretion, to increase the number of shares to be leaked out and/or decrease the leak-out period.